Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of TerraForm Global, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Carlos Domenech Zornoza, Chief Executive Officer of the Company, and Jeremy Avenier, Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 14, 2015
/s/Carlos Domenech Zornoza

Carlos Domenech Zornoza
Chief Executive Officer
Date: September 14, 2015
/s/Jeremy Avenier
Jeremy Avenier
Chief Financial Officer